SP Funds 2040 Target Date Fund
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 95.4%	Shares		Value
SP Funds Dow Jones Global Sukuk ETF (a)	25,013		$ 445,857
SP Funds S&P 500 Sharia Industry Exclusions ETF (a)(b)	55,149		3,106,543
SP Funds S&P Global REIT Sharia ETF (a)	20,428		438,589
SP Funds S&P Global Technology ETF (a)(b)	64,820		2,920,141
SP Funds S&P World (ex-US) ETF (a)	55,902		1,791,100
TOTAL EXCHANGE TRADED FUNDS (Cost $7,634,751)			8,702,230

TOTAL INVESTMENTS - 95.4% (Cost $7,634,751)			8,702,230
Other Assets in Excess of Liabilities - 4.6%		0.04551	414,964
TOTAL NET ASSETS - 100.0%			$ 9,117,194

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

SP Funds 2040 Target Date Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 8,702,230	$ –	$ –	$ 8,702,230
Total Investments	$ 8,702,230	$ –	$ –	$ 8,702,230

Refer to the Schedule of Investments for further disaggregation of investment categories.

SP Funds 2040 Target Date Fund - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
SP Funds Dow Jones Global Sukuk ETF	$ 166,195	$ 345,975	$ (53,711)	$ (774)	$ (11,828)	$ 445,857	25,013	$ 10,845	$ –
SP Funds S&P 500 Sharia Industry Exclusions ETF	1,212,468	2,198,110	(553,403)	129,769	119,599	3,106,543	55,149	9,647	–
SP Funds S&P Global REIT Sharia ETF	167,601	323,494	(86,565)	1,058	33,001	438,589	20,428	9,210	–
SP Funds S&P Global Technology ETF	1,141,370	1,943,411	(676,680)	217,467	294,573	2,920,141	64,820	12,393	–
SP Funds S&P World (ex-US) ETF	672,835	1,271,484	(326,924)	88,029	85,676	1,791,100	55,902	10,953	–
	$ 3,360,469	$ 6,082,474	$ (1,697,283)	$ 435,549	$ 521,021	$ 8,702,230	221,312	$ 53,048	$ –